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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


         Date of Report (Date of earliest event reported): July 25, 2003

                           JEFFERSON BANCSHARES, INC.
               (Exact name of registrant as specified in charter)


              Tennessee                                  (45-0508261)
              ---------                                  ------------
(State of incorporation or organization)       (IRS Employer Identification No.)



120 Evans Avenue, Morristown, Tennessee                      37814
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(Address of principal executive offices)                   (Zip Code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEMS 1, 2, 3, 4, 5, 6, 8, 10 AND 11        NOT APPLICABLE.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable.
     (b)  Not applicable.
     (c)  Exhibits.

Exhibit No.       Description
-----------       -----------
99.1              Press release dated July 25, 2003


ITEM 9.   REGULATION FD DISCLOSURE

         On July 25, 2003, Jefferson Federal Bank (formerly known as "Jefferson Federal Savings and Loan Association of Morristown"), the wholly owned subsidiary of Jefferson Bancshares, Inc., announced its financial results for the year and quarter ended June 30, 2003. The press release announcing financial results for the year and quarter ended June 30, 2003 is filed as Exhibit 99.1 and incorporated herein by reference.

         This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).








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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       JEFFERSON BANCSHARES, INC.


                                       By: /s/ Anderson L. Smith
                                           -------------------------------------
                                           Anderson L. Smith
                                           President and Chief Executive Officer

Date: July 25, 2003







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